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                                                                    Exhibit 23.3


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We consent to the use of our report dated March 16, 1994 incorporated herein by reference, and to the reference to our firm under the Heading "Experts" in the Prospectus.


                                              DONALD G. JONES AND COMPANY, P.A.



Columbia, South Carolina
December 18, 1995